SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                March 18, 2003

    ENTRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

                                Maryland

(State or Other Jurisdiction of Incorporation)

000-24733 (Commission File Number)	62-1670648 (IRS Employer Identification No.)

One Hanover Park, Suite 800 16633 Dallas Parkway Addison, Texas (Address of Principal Executive Offices)	75001 (Zip Code)

                                (972) 713-5800

Registrant’s Telephone Number, Including Area Code

                                             Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 4.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
(a)	Previous Independent Accountant

(a) (i)

On March 18, 2003, the Audit Committee of the Board of Directors of Entrust, Inc. (the “Company”) voted to dismiss Deloitte & Touche LLP (“D&T”) as the Company’s independent certifying public accountant.

(a)(ii)

D&T’s reports on the Company’s consolidated financial statements for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: as to 2002, D&T’s report included an explanatory paragraph regarding the Company’s accounting change required by SFAS No. 142, “Goodwill and Other Intangible Assets.”

(a)(iii)	The decision to change accountants was approved by the Audit Committee of the Company’s Board of Directors in connection with the Committee’s solicitation of bids for the Company’s audit engagement.

(a)(iv)

During the years ended December 31, 2001 and 2002 and the subsequent interim period prior to D&T’s dismissal, (1) there was no disagreement between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to D&T’s satisfaction, would have caused the auditors to make reference to the subject matter of the disagreement in connection with any report issued by them and (2) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

(a)(v)

The Company requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated March 24, 2003, along with a copy of a letter from D&T to the Company dated March 18, 2003 confirming the termination of the client-auditor relationship between the Company and D&T, are filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New Independent Accountant

(b)(i)

The Company engaged the accounting firm of Ernst & Young LLP on March 25, 2003 as the principal accountant to audit the Company’s consolidated financial statements for the year ending December 31, 2003. Ernst & Young LLP replaces D&T, whose services were terminated on March 18, 2003. During the Company’s two most recent fiscal years and any subsequent interim period prior to the engagement of Ernst & Young LLP, the Company did not consult with Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K with the Company’s former accountant.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial Statements of Businesses Acquired.

Not applicable.

(b)    Pro Forma Financial Information.

Not applicable.

(c)    Exhibits.

Exhibit Number	Description

16.1	Letters from Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2003	ENTRUST, INC.

	By:	/s/ David L. Thompson
David L. Thompson Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letters from Deloitte & Touche LLP